                                                                      Exhibit 21


                         THE McGRAW-HILL COMPANIES, INC.

Subsidiaries of Registrant

Listed below are all the subsidiaries of Registrant, except certain inactive subsidiaries and certain other McGraw-Hill's subsidiaries which are not included in the listing because considered in the aggregate they do not constitute a significant subsidiary as of the end of the year covered by this Report.

                                                               State or             Percentage
                                                            Jurisdiction            of Voting
                                                                  of                Securities
                                                            Incorporation             Owned
                                                            -------------           ----------
The McGraw-Hill Companies, Inc.                                New York             Registrant
BizNet.TV, Inc.                                                New York                 50
  *BizNet, LLC                                                 Delaware                 80
CTB/McGraw-Hill LLC                                            Delaware                100
International Advertising/McGraw-Hill, Inc.                    Delaware                100
J.J. Kenny Co., Inc.                                           New York                100
  *J.J. Kenny Drake, Inc.                                      New York                100
  *Kenny Services, Inc.                                        New York                100
Landoll, Inc.                                                  Ohio                    100
McGraw-Hill Broadcasting Company, Inc.                         New York                100
McGraw-Hill Capital, Inc.                                      New York                100
  *International Valuation Services, Inc.                      Delaware                 40
McGraw-Hill Interamericana, Inc.                               New York                100
McGraw-Hill International Enterprises, Inc.                    New York                100
  *McGraw-Hill Interamericana do Brasil Ltda.                  Brazil                  100
  *McGraw-Hill Korea, Inc.                                     Korea                   100
  *McGraw-Hill (Malaysia) Sdn.Bhd                              Malaysia                100
McGraw-Hill New York, Inc.                                     New York                100
McGraw-Hill Publications Overseas Corporation                  New York                100
McGraw-Hill Real Estate, Inc.                                  New York                100
McGraw-Hill Ventures, Inc.                                     Delaware                100
MMS International                                              Nevada                  100
Money Market Directories, Inc.                                 New York                100
National Radio Institute                                       Delaware                100
Rock-McGraw, Inc.                                              New York                 45
S&P ComStock, Inc.                                             New York                100
Standard & Poor's Europe, Inc.                                 Delaware                100
Standard & Poor's International Ratings, LLC                   Delaware                100
  *Credit Rating Information Services of India Limited         India                     9.6
  *Taiwan Ratings Corporation                                  Taiwan                   50
Standard & Poor's Investment Advisory Services LLC             Delaware                100
Standard & Poor's, LLC                                         Delaware                100
Standard & Poor's Securities, Inc.                             Delaware                100
Sunshine International, Inc.                                   Delaware                100
Visual Education Corporation                                   Delaware                100


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

                                                                              State or             Percentage
                                                                           Jurisdiction            of Voting
                                                                                 of                Securities
                                                                           Incorporation             Owned
                                                                           -------------           ----------
Beijing Business E-win Information & Consultant Co.                        China                       50
Colinalibros, S.A.                                                         Argentina                  100
Editora McGraw-Hill de Portugal, Ltda.                                     Portugal                   100
Editorial Interamericana, S.A.                                             Colombia                   100
Lands End Publishing                                                       New Zealand                100
McGraw-Hill Australia Pty Limited                                          Australia                  100
  *McGraw-Hill Book Company New Zealand Limited                            New Zealand                100
  *Standard & Poor's (Australia) Pty Ltd.                                  Australia                  100
  *Standard & Poor's Information Services (Australia) Pty Ltd.             Australia                  100
McGraw-Hill Data Services - Ireland, Ltd.                                  Ireland                    100
McGraw-Hill Holdings Europe, Ltd.                                          United Kingdom             100
  *McGraw-Hill International (U.K.) Limited                                United Kingdom             100
  *Standard & Poor's AB                                                    Sweden                     100
  *The McGraw-Hill Companies, GmbH                                         Germany                    100
  *The McGraw-Hill Companies, SA                                           France                     100
  *The McGraw-Hill Companies, SRL                                          Italy                      100
  *The McGraw-Hill Companies, Limited                                      United Kingdom             100
   *Standard & Poor's Fund Services Asia Limited                           Hong Kong                  100
   *Standard & Poor's Fund Services, GmbH                                  Germany                    100
   *Standard & Poor's Fund Services, SaRL                                  France                     100
   *Standard & Poor's Fund Services, Inc.                                  Massachusetts              100
   *The McGraw-Hill Companies Switzerland GmbH                             Switzerland                100
McGraw-Hill Information Systems Company of Canada Limited                  Ontario, Canada            100
McGraw-Hill/Interamericana de Chile Limitada                               Chile                      100
McGraw-Hill/Interamericana de Espana, S.A.                                 Spain                      100
   *Standard & Poor's Espana, S.A.                                         Spain                      100
McGraw-Hill/Interamericana de Venezuela S.A.                               Venezuela                  100
McGraw-Hill/Interamericana Editores, S.A. de C.V.                          Mexico                     100
McGraw-Hill/Interamericana, S.A.                                           Panama                     100
McGraw-Hill Ryerson Limited                                                Ontario, Canada             70
MHFSCO, Ltd.                                                               U.S. Virgin Islands        100
Mimosa Publications Pty Ltd.                                               Australia                  100
   *Carringbush Publications Pty Ltd.                                      Australia                  100
   *Dragon Media International Pty Ltd.                                    Australia                  100
   *Platypus Media Pty Ltd.                                                Australia                  100
   *Yarra Pty Ltd.                                                         Australia                  100
Shortland Publications                                                     New Zealand                100
Standard & Poor's, S.A. de C.V.                                            Mexico                     100
Tata McGraw-Hill Publishing Company Private Limited                        India                       66.25
The McGraw-Hill Companies (Canada) Corp.                                   Nova Scotia, Canada        100

* Subsidiary of a subsidiary.


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